UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2009
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
1415 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(281) 408-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Supplemental Indemnification Agreements
     On July 29, 2009, the Board of Directors (the “Board”) of Eagle Rock Energy G & P, LLC (the “Company”) approved a substantially final form of Supplemental Indemnification Agreement to be entered into with each of the seven members of the Board and the six Senior Vice Presidents of the Company (Messrs. Jeffrey P. Wood, Charles C. Boettcher, Alfredo Garcia, Steven G. Hendrickson, Joseph Schimelpfening, and William E. Puckett). The Supplemental Indemnification Agreements are intended to provide more certainty and a simple process for obtaining indemnification granted under the First Amended and Restated Agreement of Limited Partnership of Eagle Rock Energy Partners, L.P. (the “Partnership”) dated October 27, 2006 (“Limited Partnership Agreement”). Members of the Conflicts Committee and Andrews Kurth, LLP, as counsel to the Conflicts Committee, negotiated with the Partnership’s outside counsel the form of the Supplemental Indemnification Agreement.
     The form of agreement provides for indemnification coverage if a person serving the Partnership or the Company, at the request of the Company (the “Indemnitee”), becomes involved in litigation proceedings. The Indemnitee may request advancement of expenses upon delivery of an undertaking to the Company that the Indemnitee will reimburse the Company for the expenses if it is determined that the Indemnitee is not entitled to the expenses. The Indemnitee also may request that independent counsel determine whether the Indemnitee is entitled to indemnification. If not requested, the disinterested Board members will make the determination of entitlement, or the Board will appoint independent counsel. The Indemnitee is entitled to indemnification to the fullest extent of the applicable Delaware law unless the Indemnitee’s conduct was knowingly fraudulent, not in good faith or constituted willful misconduct, or, in the case of a criminal matter, was knowingly unlawful or was otherwise covered by insurance payments. Although the indemnification obligations of the Partnership under the Supplemental Indemnification Agreements are intended to be supplemental to the indemnification provided under the Limited Partnership Agreement, the general indemnification standard is substantively no different than that provided under the Limited Partnership Agreement.
     On December 30, 2009, the Board approved the final form of Supplemental Indemnification Agreement. Each of the seven members of the Board and the six Senior Vice Presidents of the Company executed substantially identical forms of the Supplemental Indemnification Agreement.
     The foregoing summary of the Supplemental Indemnification Agreements is not a complete description of the terms of the form of Supplemental Indemnification Agreement and is qualified by reference to the full text of such agreement, which is attached as an exhibit hereto and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Grant of Restricted Units
     On December 28, 2009, the Compensation Committee of the Board recommended, and the Board, on December 30, 2009, approved, a grant of restricted unit awards (“Restricted Units”) pursuant to the Eagle Rock Energy Partners Long-Term Incentive Plan (the “Plan”) to certain executive officers of the Company as indicated in the following table:

Award Recipient	Number of Restricted Units
Joseph A. Mills	200,000
Jeffrey P. Wood	100,000
Charles C. Boettcher	100,000
Steven G. Hendrickson	100,000
Joseph Schimelpfening	100,000
William E. Puckett	40,000
     The Restricted Units are awards of common units of the Partnership that are subject to restrictions on transferability and a substantial risk of forfeiture and are intended to retain and motivate members of the Company’s management. Award recipients have all the rights of a unit holder in the Partnership with respect to the Restricted Units, including the right to receive distributions thereon if and when distributions are made by the Partnership to other unit holders. The Restricted Units vest and the forfeiture restrictions will lapse in substantially equal one-third (1/3) increments on each of November 15, 2010, November 15, 2011, and November 15, 2012, as long as the award recipient remains continuously employed by, or a service provider to, the Company and its affiliates. The form award agreement applicable to such Restricted Units (the “Restricted Unit Agreement”) is attached hereto.
     If an award recipient’s service with the Company or its affiliates is terminated prior to full vesting of the Restricted Units due to death or “disability” (as defined in the Restricted Unit Agreement), then all Restricted Units will immediately vest in full as of the date of such termination. If an award recipient’s service with the Company or its affiliates is terminated prior to full vesting of the Restricted Units for any other reason, then the award recipient will forfeit all unvested Restricted Units to the Company, except that, if an award recipient is terminated either by the Company (or an affiliate) without “cause” or by the award recipient for “good reason” (as such terms are defined in the Restricted Unit Agreement), then the Compensation Committee has the discretion to accelerate the vesting of all or any portion of the Restricted Units, and any Restricted Units that the Compensation Committee does not vest will be forfeited. In the event of an award recipient’s termination from service without “cause” or for “good reason” within 2 years following the occurrence of a change of control, all unvested Restricted Units will become immediately vested in full. “Change of control” has been defined in the Restricted Unit Agreement in a manner that expressly excludes an exercise by the Partnership of its option under that certain Securities Purchase and Global Transaction Agreement, as filed in that certain Form 8-K dated December 21, 2009, filed with the U.S. Securities and Exchange Commission, to purchase the outstanding equity of the Company and the outstanding limited partner interests of Eagle Rock Energy GP, L.P. and creates a different definition of change of control from that provided in the Plan with respect to any period of time in which the Restricted Units are outstanding after exercise of such option.
2010 Short Term Incentive Bonus Plan
     On December 28, 2009, the Compensation Committee also recommended, and the Board, on December 30, 2009, approved the Eagle Rock Energy G&P, LLC 2010 Short Term Incentive Bonus Plan (the “2010 Bonus Plan”). The 2010 Bonus Plan generally covers all regular, full-time employees who are employed during 2010. Each participant is awarded a target bonus award, equal to a percentage of the participant’s “annual base compensation” (as defined in the 2010 Bonus Plan), that may be earned based upon the achievement of certain company and individual performance goals. Participants may earn more or less than their target bonus award, depending on the ultimate performance attained. Company performance goals include certain financial, operational and safety goals. Bonus amounts earned under the 2010 Bonus Plan will be paid to participants in March 2011. A copy of the 2010 Bonus Plan is attached hereto.

Item 8.01	Other Events
Grants of Restricted Units to Non-employee Directors
     In addition to the Restricted Unit grants described above, the Board approved, on December 30, 2009, the grant of restricted unit awards to each of Messrs. Philip Smith, William Smith and William White (“Non-employee Director Restricted Unit Awards”). Each Non-employee Director Restricted Unit Award covers 3,500 common units of the Partnership and is awarded to the non-employee director as the 2009 annual grant pursuant to the Company’s non-employee director compensation policy. The awards are subject to substantially the same terms and conditions described above with respect to the Restricted Unit awards. The form award agreement applicable to the Non-employee Director Restricted Unit Awards is attached hereto.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Form of Supplemental Indemnification Agreement

10.2	Form of Restricted Unit Agreement for Officers under the Eagle Rock Energy Partners Long-Term Incentive Plan

10.3*	Eagle Rock Energy G&P, LLC 2010 Short Term Incentive Bonus Plan

*Certain confidential portions of this exhibit were omitted. This exhibit, with the omitted information, has been filed separately with the U.S. Securities and Exchange Commission pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.4	Form of Restricted Unit Agreement for Non-Employee Directors under the Eagle Rock Energy Partners Long-Term Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.
	By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: December 30, 2009	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Supplemental Indemnification Agreement

10.2	Form of Restricted Unit Agreement for Officers under the Eagle Rock Energy Partners Long-Term Incentive Plan

10.3*	Eagle Rock Energy G&P, LLC 2010 Short Term Incentive Bonus Plan

*Certain confidential portions of this exhibit were omitted. This exhibit, with the omitted information, has been filed separately with the U.S. Securities and Exchange Commission pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.4	Form of Restricted Unit Agreement for Non-Employee Directors under the Eagle Rock Energy Partners Long-Term Incentive Plan

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